UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 19, 2006

CoConnect, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-26533	63-1205304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 E. 6400 South, Ste 230, Salt Lake City, Utah 84107

 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code (801) 266-5200

Item 4.01

Changes in Registrant’s Certifying Accountant

(a)

On April 20., 2006, our auditors, Chisholm Bierwolf & Nilson, LLC (“CBN”) advised us that they were ceasing their services as our accountants effective immediately.

(b)

CBN’s reports on our financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles; however each year-end report for years ended December 31, 2004 and 2003 contained a paragraph that expressed substantial doubt about our ability to continue as a going concern.

(c)

Our Board of Directors has accepted CBN’s resignation and has approved the engagement of Pollard-Kelley Auditing Services, Inc. (“PKA”) to serve as our Independent Registered Public Accountants.

(d)

CBN’s decision to cease providing services to our Company was based on the following items:

  (i)

A disagreement on the accounting treatment of assets and liabilities presently involved in litigation between our Company and Heritage Communications, Inc.

  (ii)

The financial statements for the quarter ended September 20, 3005 were filed without having been reviewed by CBN.

Other than the two above referenced items there were no disagreements with CBN on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CBN, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred through December 31, 2005.

(e)

We have engaged PKA to serve as our independent public accounting firm. During the two years ended December 31, 2005 and through the date hereof, neither our Company nor anyone on our behalf consulted PKA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has PKA provided to us a written report or oral advice regarding such principles or audit opinion.

(f)

We have discussed, in detail with our new auditors, PKA, each of the above referenced Items listed by CBN and have been advised by PKA that each of the areas of disagreement referred to have been fully addressed and reported to the satisfaction of PKA. PKA has agreed to review our financial statements for the quarter ended September 30, 2005 and to assist us in filing an Amended 10-QSB for the quarter in question.

(g)

We have requested that both CBN and PKA furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. We will file an amended 8-K upon receipt of the letters from both auditors.

Item 4.02

Non-Reliance of Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

We prepared and filed our quarterly report for the period ended September 30, 2005 without submitting it to our auditors for review.  Consequently, investors should not rely upon the information contained in the September 30, 2005 10-QSB.  We intend to have the financial information reviewed by our new auditors, Pollard-Kelley Auditing Services, Inc., after which we will file an Amended 10-QSB for the quarter ended September 30, 2005.

Item 9.01

Financial Statements and Exhibits

Exhibits:		Status
16.1	Letter from Chisholm Bierwolf & Nilson, LLC to the SEC regarding change of Independent Registered Public Accountants.	Requested

16.2	Letter from Pollard-Kelley Auditing Services, Inc. to the SEC regarding change of Independent Registered Public Accountants.	Requested

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2006

CoConnect, Inc.

By: /s/ Dean Becker

Dean Becker

Secretary

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